UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2007

SEALED AIR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Riverfront Boulevard	07407
Elmwood Park, New Jersey	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  201-791-7600

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                Other Events.

On February 9, 2007, Sealed Air Corporation (the “Company”) issued a press release announcing that the Company had sold to 3M its 50 percent interest in PolyMask Corporation, a joint venture formed in 1991 between the Company and 3M that produces non-packaging surface protection films.  The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.  The press release added that the Company received an aggregate cash amount of approximately $36 million for the transaction and other related assets, and is expecting to record a gain of $0.22 per share toward its first quarter 2007 diluted earnings per common share as a result.  This gain is not included in the Company’s previously disclosed full year 2007 diluted earnings per common share guidance set forth in its fourth quarter 2006 earnings release issued on January 31, 2007.

Item 9.01                Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

99

Press Release of the Company, dated February 9, 2007, announcing that the Company had sold to 3M its 50 percent interest in PolyMask Corporation, a joint venture formed in 1991 between the Company and 3M that produces non-packaging surface protection films.

Cautionary Statement regarding Forward Looking Statements

Some of the statements made by the Company in this Current Report on Form 8-K and in the press release included as Exhibit 99 to this report are forward-looking.  These statements include comments as to future events and trends affecting the Company’s business, which are based upon management’s current expectations and are necessarily subject to risks and uncertainties, many of which are outside the control of the Company.  Forward-looking statements can be identified by such words as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “will” and similar expressions.  The following are important factors that the Company believes could cause actual results to differ materially from those in the Company’s forward-looking statements:  changes in raw material and energy costs; the effects of animal and food-related health issues; import/export restrictions; market conditions; the evolution and timing of the Company’s global manufacturing strategy; tax, interest and exchange rates; the success of new products; and legal proceedings.  A more extensive list and description of these and other such factors can be found under the headings “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements,” which appear in the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ Jeffrey S. Warren
	Name:	Jeffrey S. Warren
	Title:	Controller

Dated: February 9, 2007

EXHIBIT INDEX

Exhibit Number	Description

99

Press Release of the Company, dated February 9, 2007, announcing that the Company had sold to 3M its 50 percent interest in PolyMask Corporation, a joint venture formed in 1991 between the Company and 3M that produces non-packaging surface protection films.